SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 8, 2001


                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


         Delaware                       0-25668                   86-0970492
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA      19103
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (215) 972-8191


          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS

     On June 28, 2001, Global Technologies, Ltd. (the "Company") had an oral hearing before a Nasdaq Listing Qualifications Panel ("Panel") regarding the Company's continued listing on the The Nasdaq National Market. The Company received a letter from Nasdaq on August 7, 2001 explaining that the Panel has determined to delist the Company's securities from The Nasdaq Stock Market effective with the open of business on August 8, 2001. The Company's securities are eligible to trade on the OTC Bulletin Board.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBAL TECHNOLOGIES, LTD.


Dated: August 8, 2001                 By: /s/ Irwin L. Gross
                                          ---------------------------------
                                          Name:  Irwin L. Gross
                                          Title: Chairman and
                                                 Chief Executive Officer